UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                     October 3, 2011

PEPCO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31403	52-2297449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Ninth Street, N.W., Washington, DC	20068
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(202) 872-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

      On October 3, 2011, Pepco Holdings, Inc. (the Company) disclosed at the Maryland Public Service Commission hearings on Hurricane Irene that its utility subsidiaries, Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company incurred significant incremental costs in connection with the restoration activities following Hurricane Irene in August 2011.  The current preliminary estimate of the total incremental costs for all three utilities related to these restoration activities ranges from approximately $40 million to $50 million.  Since a large portion of the costs incurred related to services provided by independent contractors and other utilities for which the invoices have not been received to date, the cost of such services has been estimated.  These estimates are subject to adjustment when the actual invoices are received.

      This Current Report on Form 8-K and the information in this Item 7.01 hereof will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless expressly identified therein as being specifically incorporated therein by reference.  The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Forward-Looking Statements:  Some of the statements contained in this Current Report on Form 8-K with respect to the Company, including its subsidiaries, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby and by the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding the intents, beliefs and current expectations of the Company and its subsidiaries.  You can identify forward-looking statements by terminology such as “may,” “will,” “anticipates,” “estimates,” “would,” and “change,” or the negative of such terms or other variations thereof or comparable terminology.  Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause the Company’s or one or more of its subsidiaries’ actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements.   Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements.

The forward-looking statements contained in this Current Report on Form 8-K are qualified in their entirety by reference to the following important factors, which are difficult to predict, contain uncertainties, are beyond the Company’s or its subsidiaries’ control and may cause actual results to differ materially from those contained in forward-looking statements:  general economic, business and financing conditions; availability and cost of capital; changes in laws, regulations or regulatory policies; weather conditions; competition; governmental actions; and other presently unknown or unforeseen factors.  These uncertainties and factors could cause actual results to differ materially from such statements.  The Company and its subsidiaries disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  This information is presented solely to provide additional information to understand further the results and prospects of the Company and its subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC.
(Registrant)

Date:	October 3, 2011	/s/ KIRK J. EMGE
Name: Kirk J. Emge Title: Senior Vice President